TECHNOLOGY ASSIGNMENT & BILL OF SALE

      This Assignment & Bill of Sale are entered as of November _____, 2004 by and between SERVICES BY DESIGNWISE, LTD., an Illinois Corporation, (hereinafter referred to as "SBD") and TECHALT, INC., a Nevada Corporation, (hereinafter referred to as "TechAlt"). SBD and TechAlt collectively shall be referred to as the "Parties." The assignment and stock issuance hereunder is intended to qualify for tax-free treatment under Internal Revenue Code Section 351.

      1. Assignment

      SDB hereby assigns to TechAlt exclusively throughout the world, all of SBD's right, title and interest (whether or not now existing) solely in the (i) subject matter referred to in SCHEDULE A ("Technology"), (ii) all precursors, portions and work in progress with respect to SCHEDULE A and all inventions, works of authorship, mask works, technology, written information, and materials and (iii) all copyrights, patent rights, trade secret rights, trademark rights, mask works rights, sui generis database rights and other intellectual property rights and all business, contract rights and goodwill in, incorporated or embodied in, used to develop or produce or use, or related to SCHEDULE A (collectively "Intellectual Property").

      2. Compensation

      TechAlt agrees to provide consideration for this transaction, as identified in the Settlement Agreement of even date between the Parties. The value identified in said Settlement Agreement shall be the only consideration required of TechAlt with respect to the subject matter of this Agreement.

      3. Further Assurances; Moral Rights

            3.1 SBD agrees to reasonably assist TechAlt to evidence, record and perfect the Section 1 assignment, and to apply for and obtain recordation of and from time to time secure, enforce, maintain, and defend the assigned rights.

            3.2 To the extent allowed by law, Section 1 includes all rights of paternity, integrity, disclosure and withdrawal and any other rights that may be known as or referred to as "moral rights," "artist's rights," "droit moral," or the like (collectively "Moral Rights"). To the extent SBD retains any such Moral Rights under applicable law, SBD hereby ratifies and consents to, and provides all necessary ratifications and consents to, any action that may be taken with respect to such Moral Rights by or authorized by TechAlt; SBD agrees not to assert any Moral Rights with respect thereto. SBD will confirm any such ratifications, consents and agreements from time to time as requested by TechAlt.

      4. Bill of Sale

      FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which being hereby acknowledged, and in payment of the sums defined in the Settlement Agreement, of even date herewith, SBD does hereby sell and transfer to TechAlt, all chattels and personal property embodied in the assigned assets as defined in SCHEDULE "A" and SCHEDULE "B" hereof. (SCHEDULE A and B collectively referred herein as the "Assets").

      5. Disclaimer.

      SBD SELLS ALL OF THE ASSETS AS IS AND SPECIFICALLY EXCLUDES AND TECHALT AGREES TO WAIVE, ALL WARRANTIES WITH RESPECT TO THE ASSETS, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ALL IMPLIED WARRANTIES OF MERCHANTABILITY, WARRANTIES OF RESULTS, COMMERCIAL PRACTICABILITY, DESIGN, SCALABILITY, FUNCTIONALITY, CUSTOMER REQUIREMENTS AND/OR RESULTS OR FITNESS FOR A PARTICULAR PURPOSE.

      IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                    SERVICES BY DESIGNWISE, INC.


                                    By:
                                        ----------------------------------------

                                    Name:   Paul Masanek
                                          --------------------------------------

                                    Title: President and Chief Executive Officer

                                    TECHALT, INC.


                                    By:
                                        ----------------------------------------

                                    Name:   James E. Solomon
                                          --------------------------------------

                                    Title: President and Chief Executive Officer

                                    Date


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

                                   SCHEDULE A

                SBD INTELLECTUAL PROPERTY TO TRANSFER TO TECHALT

        FOR IN-CAR BASED COMMUNICATIONS, DATA CAPTURE, AND VIDEO SYSTEMS

Video Browser Software

      -     Vendor information, release letter to vendor

Fixed Com Modules

      - Vendor information on boards and assemblies including location of tooling, and mfg. release letter to vendor

Portable Camera Stand

      - Vendor information on boards and assemblies including location of tooling, and mfg. release letter to vendor

Portable Com Module

      - Vendor information on boards and assemblies including location of tooling, and mfg. release letter to vendor

Enhanced VHS System with Console

      - Vendor information on boards and assemblies including location of tooling, and mfg. release letter to vendor

Enhanced VHS System without Console

      - Vendor information on boards and assemblies including location of tooling, and mfg. release letter to vendor

Rear Seat Camera with Microphone Unit

      - Vendor information on boards and assemblies including location of tooling, and mfg. release letter to vendor


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

Grill Lights

      - Vendor information on boards and assemblies including location of tooling, and mfg. release letter to vendor

VHS based In-Car Recording System

      - Vendor information on boards and assemblies including location of tooling, and mfg. release letter to vendor

      -     Software Source Code with Comments for

      - Software Design for U16 (Radar serial interface with auto detection of manufacturer protocolCommented code on CD

      - Software Design for U14 (Output control for vault circuitry with synchronous serial communications)

      -     Commented code on CD

      - Software Design for U8 (Tone Key decoding and car interface monitor with synchronous serial communications)

      -     Commented code on CD

      - Software Design for U1 (Vault master with UART and synchronous serial communications)

      -     Commented code on CD

VHF and 900 mhz Belt Pack Radio

      - Vendor information on boards and assemblies including location of tooling, and mfg. release letter to vendor

Camera Design

      - Vendor information on boards and assemblies including location of tooling, and mfg. release letter to vendor

Car Cabling Design

      - Vendor information including location of any tooling, mfg. release letter to vendor

Packaging Design

      - Vendor information including location of any tooling, mfg. release letter to vendor


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

DVD Based In-Car Recording System Sheet Metal Design

      - Vendor information including location of any tooling, mfg. release letter to vendor

DVD Based In-Car Recording System Piggy Back Board Design

      -     includes circuit design and Printed Circuit Board Layout

      -     Hard copy of schematic, and bill of material

      -     Schematic, BOM, Gerber files on disk or CD

      - Vendor information on all components Vendor information on boards and assemblies including location of tooling, and mfg. release letter to vendor

DVD Based In-Car Recording System Piggy Back Board Software Design featuring

Universal Power Supply Design for DVD and Communications Module featuring

            -     seven switchmode supplies with adjustable output voltages

            -     environmental    controls   with    temperature    sensing

            -     microprocessor control of supplies and environmental controls

            -     includes circuit design and Printed Circuit Board Layout

      -     Hard copy of schematic, and bill of material

      -     Schematic, BOM, Gerber files on disk or CD

      -     Vendor information on all components

      - Vendor information on boards and assemblies including location of tooling, and mfg. release letter to vendor

PC104 interface for Universal Power Supply

The above listing includes any and all designs, modules, prototypes and versions produced by SBD for Technology Alternatives, Inc. or TechAlt Inc. including but not limited to accessories, brackets, manuals and installation materials.


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

                                   SCHEDULE B

           ITEMIZATION OF INVENTORY TO BE TRANSFERRED TO TECHALT INC.

                           Pallet #1

168      Painted Horizontal Control Head Brackets
69       Painted Radio Covers
60       Painted Vault Housings (complete sets)
52       Patch Antennas
100      Patent Leather Holsters
6        Bottom Painted Vault Housings

                           Pallet #2

280      Belt Pack Chargers with Batteries
81       900 mhz Radio Housings
3760     Coaxial Cables for Vault Boards
924      Camera Legs
23       Control Head Complete Housings
141      Black Grill Light Brackets

                           Pallet #3

30       Complete VHS systems ready to ship

                           Pallet #4

61       VHS Stainless Steel Housings
120      VHS Deck Covers
100      Sets of Packing Foam

                           Pallet #5

55       VHS Stainless Steel Housings
50       VHS Deck Covers

                           Pallet #6

28       Complete VHS systems ready to ship

                           Pallet #7

89       DVD Power Supply Bracket
89       DVD Support Bracket
102      Stainless Steel Horizontal Brackets
20       DVD Bottom Housings
147      Front View Cameras without screened logo


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

                           Pallet #8

62       DVD Housings
56       DVD Deck Covers
51       DVD Vault Board Brackets

                           Pallet #9

29       Complete VHS systems ready to ship

                           Pallet #10

65       New VHS VCR's

                           Pallet #11

165      White Packing Boxes
150      Top Inner Carton
151      Middle Inner Carton
130      Inner Carton Sides

                           Pallet #12

600      Stainless Steel Horizontal Brackets

137      Power Cables
104      Grill Light Cables
222      Control Cables
59       Radar Interface Cables
136      Interface Cables
70       Rear Seat Camera Cables 66"
10       Trunk Lip Antenna Mounts
100      Stainless Steel Radio Covers
108      Assembled Stainless Steel Radio Housings
324      Radio Receiver Bracket
36       Assembled Radio Receiver Bracket
75       Rear Seat Camera Housing
75       Rear Seat Camera Module

                           Rack #5

9        Control Heads Complete requiring testing
46       Radio and Transmitter Sets


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

                           Rack #7

7        Vaults Complete
1        Vault Compete with Control Head
1        VHS System Complete

                           Rack #8

5        Vaults Complete
60       TechAlt Front View Cameras

                           Rack #9

30       TechAlt Front View Cameras

                           Rack #10

4        Genesis I Radar Interface Cable
42       Genesis II Radar Interface Cable
5        15 ft. Camera Extension Cable
2        75 ft. Camera Extension Cable
52       Belt Pack Microphones
174      Microphone Clips
31       Rear Seat Microphones
21       Rear Seat Cameras
28       Belt Pack Chargers
25       Grill Light Assemblies (Crown Vic)
23       Grill Light Brackets
3        Front View Cameras
48       Grill Light Assemblies (Universal)
120      Grill Light Brackets
37       T-160 Video Tapes

In addition, there are Vault Control Boards (maybe 50) and Control Head Board Assemblies (again maybe 50) that need to be counted and listed.

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